American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement International Discovery Fund
Supplement dated December 4, 2018 ■ Summary Prospectus and Prospectus dated April 1, 2018

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of International Discovery Fund will be transferred to International Opportunities Fund in exchange for shares of International Opportunities Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on March 22, 2019, as of the close of the New York Stock Exchange (“NYSE”). International Discovery Fund’s Investor, I, A, C and R Class shareholders will receive shares of equal value of the corresponding class of International Opportunities Fund in exchange for their shares of International Discovery Fund. The value of a shareholder’s account will not change as a result of the transaction. As of the date of the Reorganization, there will be no Y Class shares of International Discovery outstanding, and Y Class will be eliminated.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
International Discovery Fund and International Opportunities Fund have the same investment objectives and strategies that are substantially similar. The total expense ratio of International Opportunities will be lower than the total expense ratio of International Discovery.
Effective March 19, 2019, as of the close of the NYSE, International Discovery Fund will be closed to all investments, except reinvested dividends and capital gains distributions.
For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

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